UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2015

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3351 Michelson Drive, Suite 100

Irvine, CA 92612

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 17, 2015, the Board of Directors (the “Board”) of Ingram Micro Inc. (the “Company”) amended the Company’s Amended and Restated Bylaws (the “Bylaws”) to add Article III, Section 10 and Article V, Section 7, each of which is summarized below. The amendments are effective immediately; however, the Advance Notice Provisions (as defined below) will not apply to the Company’s 2016 annual meeting of stockholders.

Article III, Section 10 (the “Advance Notice Provisions”) describes the manner in which a stockholder of the Company may properly bring business before, or nominate any person for election to the Board at, an annual or special meeting of stockholders. The Advance Notice Provisions set forth the various eligibility requirements that must be met by (a) any stockholder who wishes to bring such business before, or nominate any person for election to the Board at, an annual or special meeting of stockholders and (b) any nominee for election to the Board. The Advance Notice Provisions also describe the substantive and procedural requirements that a stockholder must comply with in order to properly bring business before, or nominate any person for election to the Board at, an annual or special meeting of stockholders.

Article V, Section 7 of the Bylaws designates the state or federal courts located within the state of Delaware as the exclusive forum for (a) any derivative action brought on behalf of the Company, (b) any action asserting claims of breach of fiduciary duty owed by any director, officer, or other employee of the Company to the Company or the Company’s stockholders, (c) claims against the Company or any director, officer or other employee of the Company arising under Delaware Law or the Company’s certificate of incorporation or the Bylaws; or (d) claims governed by the internal affairs doctrine, subject in each case to such courts having personal jurisdiction over the parties named as defendants, and unless the Company consents in writing to the selection of an alternative forum.

The foregoing summary of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended Bylaws, a copy of which is attached as Exhibit 3.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Ingram Micro Inc. as of December 17, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd
Name:	Larry C. Boyd
Title:	Executive Vice President,
Secretary and General Counsel

Date: December 22, 2015

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Ingram Micro Inc. as of December 17, 2015